LOOMIS SAYLES GLOBAL GROWTH FUND

Supplement dated April 24, 2020 to the Statement of Additional Information of the Loomis Sayles Global Growth Fund (the "Fund"), dated April 1, 2020, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph in the sub-section entitled "Loomis Sayles" within the section "Portfolio Managers' Compensation" is hereby amended and restated as follows:

Mr. Hamzaogullari's compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and post- retirement payouts), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one-third for the five-year period and one-third for the ten-year period. He also receives performance-based compensation as portfolio manager for a private investment fund. The firm's CIO and senior management review the components annually.

Effective immediately, the fifth paragraph in the sub-section entitled "Loomis Sayles" within the section "Portfolio Managers' Compensation" is hereby amended and restated as follows:

The external benchmark used for the investment style utilized for the Fund is noted below:

FUND	MANAGER BENCHMARK
• Senior Floating Rate and Fixed Income Fund	• S&P/LSTA Leveraged Loan Index